UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 18, 2005

PACIFIC SUNSET INVESTMENTS,INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-23691	41-1853992
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

236 Third Avenue - Suite A
Chula Vista, CA  91910
(Address of principal executive office)

(909) 574-6470
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 18,2005, Pacific Sunset Investments, Inc. ("Pacific"), and Gen-ID Lab Services, LLC (“Gen ID”), a California limited liability company entered into a letter of intent, whereby Pacific would acquire Gen ID.  On May 20, 2005 the acquisition was completed and Pacific became the sole owner of Gen ID (the “Acquisition”).

The Acquisition price was 300,000 common shares, which on May 20, 2005 was valued at approximately $150,000.

ITEM  5.02    ELECTION OF DIRECTORS;  APPOINTMENT OF CHAIRMAN OF ADVISORY BOARD; APPOINTMENT OF PRINCIPAL OFFICERS.

 In connection with the Acquisition, on May 20, 2005, Douglas Freedman was added to the board of directors.  In addition, Dr. Steve N. Slilaty Ph. D was appointed to head an advisory board which will assist in the review of new alternative in the Single Nucleotide Polymorphism (“SNP”) field of technology.  Mr. Veron will continue to serve as President and Chief Executive Officer of Pacific.

ITEM  8.01    OTHER EVENTS.

On May 18, 2005, we issued a press release announcing the Letter of Intent and on May 20, 2005 we issued a press release announcing the closing of the Acquisition and the appointment of directors to the Board, as described in Item 5.02 of this Report.  The press releases are furnished as Exhibit 99.1 and Exhibit 99.2 to this Report and are incorporated by reference into this Item 8.01.

The information contained in this Item 8.01 (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS

2.1

Purchase Agreement by and between Pacific Sunset Investments and Gen-ID Lab Services, LLC

99.1

Press Release dated May 18, 2005

99.2

Press Release dated May 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC SUNSET INVESTMENTS, INC.

By:

/S/ HECTOR A. VERON

Hector A. Veron

President & Chief Executive Officer, and Director

By:

/S/ MAURICE H. MADRID

Maurice H. Madrid

Secretary/Director

By:

/S/ FRANK DESANTIS

Frank DeSantis

Vice President/Director

By:

/S/ SONG LIPING

Song LiPing

Director/ International Advisor

By:

/S/ R.B. HARRIS

R.B. Harris

Actg. CFO/ Director Chairman

Dated: May 27, 2005

EXHIBIT INDEX

Exhibit 2.1

Purchase Agreement between Pacific Sunset Investments and Gen-ID Lab Services, LLC, dated 5-19-2005

Exhibit 99.1

Press Release dated May 18, 2005

Exhibit 99.2

Press Release dated May 20, 2005

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